Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
JONES ENERGY, INC., et al.,(1))		Case No. 19-32112 (DRJ)
)
Debtors.	)	(Joint Administration Requested)
)
	)	Re: Docket No. 13

FINAL ORDER (I) APPROVING NOTIFICATION

AND HEARING PROCEDURES FOR CERTAIN TRANSFERS OF AND

DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON

STOCK AND PREFERRED STOCK AND (II) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)(2) of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of a final order (this “Final Order”), (a) approving the Procedures related to transfers of Beneficial Ownership of Common Stock and Preferred Stock, (b) directing that any purchase, sale, other transfer of, or declaration of worthlessness with respect to, Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures shall be null and void ab initio, and (c) granting related relief, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. § 1334; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2), and that this Court may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Jones Energy, Inc. (7968); Jones Energy, LLC (8861); CCPR Sub LLC (0942); Jones Energy Finance Corp. (6247); Jones Energy Holdings, LLC (5091); Jones Energy Intermediate, LLC (3552); JRJ Opco, LLC (1488); Nosley Acquisition, LLC (1548); Nosley Assets, LLC (6460); Nosley Midstream, LLC (8315); and Nosley SCOOP, LLC (1108).  The location of Jones Energy, LLC’s principal place of business and the Debtors’ service address in these chapter 11 cases is:  807 Las Cimas Parkway, Suite 350, Austin, TX 78746.

(2)         Capitalized terms used but not otherwise defined herein have the meanings given to them in the Motion.

this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1.             The Motion is granted on a final basis as set forth herein.

2.             The Procedures, as set forth in Exhibit 1 attached hereto, are approved.

3.             Any transfer or declaration of worthlessness with respect to Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.

4.             In the case of any such transfer of Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors, which may include the actions specified in Private Letter Ruling 201010009 (Dec. 4, 2009), to appropriately reflect that such transfer is null and void ab initio.

5.             In the case of any such declaration of worthlessness with respect to Beneficial Ownership of Common Stock or Preferred Stock in violation of the Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an

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amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.

6.             The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures.

7.             The requirements set forth in this Final Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

8.             Notwithstanding the relief granted herein and any actions taken pursuant to such relief, nothing contained in the Motion or this Final Order shall constitute, nor is it intended to constitute:  (a) an admission as to the validity, priority, or amount of any particular claim against a Debtor entity; (b) a waiver of the Debtors’ right to dispute any particular claim on any grounds; (c) a promise or requirement to pay any particular claim; (d) an implication or admission that any particular claim is of a type specified or defined in this Final Order or the Motion; (e) a request or authorization to assume any agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; (f) a waiver or limitation of the Debtors’ rights under the Bankruptcy Code or any other applicable law; or (g) a concession by the Debtors or any other party-in-interest that any liens (contractual, common law, statutory, or otherwise) satisfied pursuant to this Motion are valid and the Debtors and all other parties-in-interest expressly reserve their rights to contest the extent, validity, or perfection, or to seek avoidance of all such liens.

9.             Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Local Bankruptcy Rules are satisfied by such notice.

10.          Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Final Order are immediately effective and enforceable upon its entry.

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11.          The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Final Order in accordance with the Motion.

12.          This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Final Order. **

Dated: April 16, 2019	/s/ David R. Jones
Houston, Texas	DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

** Any party may seek reconsideration of the relief granted herein.

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Exhibit 1

Procedures for Transfers of and Declarations of Worthlessness with Respect to Beneficial Ownership of Common Stock or Preferred Stock

PROCEDURES FOR TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK OR PREFERRED STOCK

The following procedures apply to transfers of Common Stock or Preferred Stock:(1)

a.                                      Any entity (as defined in section 101(15) of the Bankruptcy Code) who is a Substantial Shareholder (as defined herein) and wishes to effectuate a transfer of Beneficial Ownership of Common Stock or Preferred Stock that would affect the size of a Substantial Shareholder’s Beneficial Ownership or would result in another entity becoming or ceasing to be a Substantial Shareholder must file with the Court, and serve upon:  (i) the Debtors, Jones Energy, Inc. 807 Las Cimas Parkway, Suite. 350 Austin, TX 78746, Attn: Thomas Hester; (ii) proposed co-counsel to the Debtors, (a) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attn: Anthony R. Grossi and Rebecca Blake Chaikin, and (b)  Jackson Walker L.L.P., 1401 McKinney Street, Suite 1900, Houston, Texas 77010, Attn: Matthew D. Cavenaugh and Jennifer F. Wertz; (iii) counsel to the ad hoc group of certain first lien noteholders, Milbank LLP, 55 Hudson Yards, New York, New York 10001, Attn:  Dennis F. Dunne, Evan R. Fleck, and Michael W. Price; (iv) counsel to the ad hoc group of certain crossover noteholders, Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, Attn: Brian Resnick and Benjamin Schak; (v) counsel to any statutory committee appointed in these cases; (vi) the Office of the U.S. Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, Texas 77002; and (vii) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002 (collectively, the “Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) thirty calendar days after the date of the Notice of Interim Order (as defined herein), or (B) ten calendar days after becoming a Substantial Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.                                      Prior to effectuating any transfer of Beneficial Ownership of Common Stock or Preferred Stock that would result in an increase in the amount of Common Stock or Preferred Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock or Preferred Stock, as applicable, substantially in the form of Exhibit 1B attached to these Procedures

(1)         Capitalized terms used but not otherwise defined herein have the meanings given to them in the Motion.

(each, a “Declaration of Intent to Accumulate Common Stock or Preferred Stock”).

c.                                       Prior to effectuating any transfer of Beneficial Ownership of Common Stock or Preferred Stock that would result in a decrease in the amount of Common Stock or Preferred Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock or Preferred Stock, as applicable, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock or Preferred Stock,” and together with a Declaration of Intent to Accumulate Common Stock or Preferred Stock, each, a “Declaration of Proposed Transfer”).

d.                                      The Debtors shall have thirty calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock or Preferred Stock, as applicable, described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes.  If the Debtors file an objection, such transaction will remain ineffective unless such objection is withdrawn by the Debtors, or such transaction is approved by a final and non-appealable order of the Court.  If the Debtors do not object within such thirty-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer.  Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional thirty-day waiting period for each Declaration of Proposed Transfer.  To the extent that the Debtors receive an appropriate Declaration of Proposed Transfer and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to the First Lien Ad Hoc Group and any statutory committee(s) appointed in these chapter 11 cases.

e.                                       For purposes of these Procedures a “Substantial Shareholder” is any entity or individual person that has Beneficial Ownership of at least:  (i) 319,838 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock); or (ii) 23,339 shares of Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of Preferred Stock)(2).

(2)         Based on approximately 7,107,520 shares of Common Stock or 518,655 shares of Preferred Stock outstanding for purposes of section 382 of the IRC as of the Petition Date.

The following procedures apply for declarations of worthlessness of Common Stock or Preferred Stock:

a.                                      Any person or entity that currently is or becomes a 50-Percent Shareholder(3) must file with the Court and serve upon the Notice Parties a declaration of such status as a 50-Percent Shareholder, substantially in the form attached to these Procedures as Exhibit 1D (each, a “Declaration of Status as a 50-Percent Shareholder”), on or before the later of (i) thirty calendar days after the date of the Notice of Interim Order, and (ii) ten calendar days after becoming a 50-Percent Shareholder; provided that, for the avoidance of doubt, the other Procedures set forth herein shall apply to any 50-Percent Shareholder even if no Declaration of Status as a 50-Percent Shareholder has been filed.

b.                                      Prior to filing any federal or state tax return, or any amendment to such a return, or taking any other action that claims any deduction for worthlessness of Beneficial Ownership of Common Stock or Preferred Stock for a taxable year ending before the Debtors’ emergence from chapter 11 protection, such 50-Percent Shareholder must file with the Court and serve upon the Notice Parties a declaration of intent to claim a worthless stock deduction (a “Declaration of Intent to Claim a Worthless Stock Deduction”), substantially in the form attached to these Procedures as Exhibit 1E.

i.                  The Debtors shall have thirty calendar days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50-Percent Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes.

ii.               If the Debtors timely object, the filing of the tax return or amendment thereto with such claim will not be permitted unless approved by a final and non-appealable order of the Court, unless the Debtors withdraw such objection.

(3)         For purposes of the Procedures, a “50-Percent Shareholder” is any person or entity that at any time since December 31, 2015, has owned Beneficial Ownership of 50 percent or more of the Common Stock or the Preferred Stock of the Debtors (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder).

iii.            If the Debtors do not object within such thirty-day period, the filing of the return or amendment with such claim will be permitted solely as described in the Declaration of Intent to Claim a Worthless Stock Deduction.  Additional returns and amendments within the scope of this section must be the subject of additional notices as set forth herein, with an additional thirty-day waiting period.  To the extent that the Debtors receive an appropriate Declaration of Intent to Claim a Worthless Stock Deduction and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to the First Lien Ad Hoc Group and any statutory committee(s) appointed in these chapter 11 cases.

NOTICE PROCEDURES

The following notice procedures apply to these Procedures:

a.                                      No later than two business days following entry of the Interim Order, the Debtors shall serve a notice by first class mail, substantially in the form attached to these Procedures as Exhibit 1F (the “Notice of Interim Order”), on:  (i) the Office of the U.S. Trustee for the Southern District of Texas; (ii) the entities listed on the consolidated list of creditors holding the 20 largest unsecured claims; (iii) the U.S. Securities and Exchange Commission; (iv) the Internal Revenue Service; (v) any official committees appointed in these chapter 11 cases; (vi) all registered and nominee holders of Common Stock (with instructions to serve down to the beneficial holders of Common Stock, as applicable); and (vii) all registered and nominee holders of Preferred Stock (with instructions to serve down to the beneficial holders of Preferred Stock, as applicable).  Additionally, no later than two business days following entry of the Final Order, the Debtors shall serve a Notice of Interim Order modified to reflect that the Final Order has been entered (as modified, the “Notice of Final Order”) on the same entities and individuals that received the Notice of Interim Order.

b.                                      All registered and nominee holders of Common Stock and Preferred Stock shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered or nominee holder holds such Common Stock or Preferred Stock, down the chain of ownership for all such holders of Common Stock or Preferred Stock.

c.                                       Any entity or individual, or broker or agent acting on such entity’s or individual’s behalf who sells Common Stock or Preferred Stock to another entity or individual shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock or Preferred Stock, or any broker or agent acting on such purchaser’s behalf.

d.                                      As soon as is practicable following entry of the Interim Order, the Debtors shall (i) submit a copy of the Notice of Interim Order (modified for publication) for publication in The New York Times (national edition); (ii) submit a copy of the Notice of Interim Order (modified for publication) to

Bloomberg Professional Service for potential publication by Bloomberg; and (iii) file a Form 8-K with a reference to the entry of the Interim Order.

e.                                       To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided, however, that any such declarations served on the Debtors shall not be in redacted form.  The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent otherwise required by law; or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order.  To the extent confidential information is necessary to respond to a petitioner objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.

Exhibit 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
JONES ENERGY, INC., et al.,(1))		Case No. 19-32112 (DRJ)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER(2)

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock or preferred stock of Jones Energy, Inc. or of any Beneficial Ownership therein (respectively, the “Common Stock” or “Preferred Stock”).  Jones Energy, Inc. is a debtor and debtor in possession in Case No. 19-32112 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Jones Energy, Inc. (7968); Jones Energy, LLC (8861); CCPR Sub LLC (0942); Jones Energy Finance Corp. (6247); Jones Energy Holdings, LLC (5091); Jones Energy Intermediate, LLC (3552); JRJ Opco, LLC (1488); Nosley Acquisition, LLC (1548); Nosley Assets, LLC (6460); Nosley Midstream, LLC (8315); and Nosley SCOOP, LLC (1108).  The location of Jones Energy, LLC’s principal place of business and the Debtors’ service address in these chapter 11 cases is:  807 Las Cimas Parkway, Suite 350, Austin, TX 78746.

(2)         For purposes of these Procedures:  (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 319,838 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock) or 23,339 shares of Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of Preferred Stock); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1—9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of              , 2019, the undersigned party currently has Beneficial Ownership of           shares of Common Stock, and           shares of Preferred Stock.  The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock and/or Preferred Stock:

Number of Shares	Type of Stock (Common/ Preferred)	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are         .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock or Preferred Stock and (II) Granting Related Relief [Docket No.    ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

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Respectfully submitted,

(Name of Substantial Shareholder)

By:

Name:
Address:

Telephone:
Facsimile:
Dated: , 20
,
(City) (State)

3

Exhibit 1B

Declaration of Intent to Accumulate Common Stock or Preferred Stock

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
JONES ENERGY, INC., et al.,(1))		Case No. 19-32112 (DRJ)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF INTENT TO

ACCUMULATE COMMON STOCK OR PREFERRED STOCK(2)

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock or preferred stock of Jones Energy, Inc. or of any Beneficial Ownership therein (respectively, the “Common Stock” and “Preferred Stock”).  Jones Energy, Inc. is a debtor

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Jones Energy, Inc. (7968); Jones Energy, LLC (8861); CCPR Sub LLC (0942); Jones Energy Finance Corp. (6247); Jones Energy Holdings, LLC (5091); Jones Energy Intermediate, LLC (3552); JRJ Opco, LLC (1488); Nosley Acquisition, LLC (1548); Nosley Assets, LLC (6460); Nosley Midstream, LLC (8315); and Nosley SCOOP, LLC (1108).  The location of Jones Energy, LLC’s principal place of business and the Debtors’ service address in these chapter 11 cases is:  807 Las Cimas Parkway, Suite 350, Austin, TX 78746.

(2)         For purposes of these Procedures:  (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 319,838 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock) or 23,339 shares of Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of Preferred Stock); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1—9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

and debtor in possession in Case No. 19-32112 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on               , 2019, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of           shares of Common Stock, and           shares of Preferred Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of           shares of Common Stock or an Option with respect to           shares of Common Stock; and          shares of Preferred Stock or an Option with respect to           shares of Preferred Stock.  If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of           shares of Common Stock, and          shares of Preferred Stock.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are            .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and Preferred Stock and (II) Granting Related Relief [Docket No.    ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

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PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have thirty calendar days after receipt of this Declaration to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court.  If the Debtors do not object within such thirty-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock or Preferred Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

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Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:

Dated: , 20
,
(City) (State)

4

Exhibit 1C

Declaration of Intent to Transfer Common Stock or Preferred Stock

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
JONES ENERGY, INC., et al.,(1))		Case No. 19-32112 (DRJ)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF INTENT TO TRANSFER

COMMON STOCK OR PREFERRED STOCK(2)

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock or preferred stock of Jones Energy, Inc. or of any Beneficial Ownership therein (respectively, the “Common Stock” and “Preferred Stock”).  Jones Energy, Inc. is a debtor and

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Jones Energy, Inc. (7968); Jones Energy, LLC (8861); CCPR Sub LLC (0942); Jones Energy Finance Corp. (6247); Jones Energy Holdings, LLC (5091); Jones Energy Intermediate, LLC (3552); JRJ Opco, LLC (1488); Nosley Acquisition, LLC (1548); Nosley Assets, LLC (6460); Nosley Midstream, LLC (8315); and Nosley SCOOP, LLC (1108).  The location of Jones Energy, LLC’s principal place of business and the Debtors’ service address in these chapter 11 cases is:  807 Las Cimas Parkway, Suite 350, Austin, TX 78746.

(2)         For purposes of these Procedures:  (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 319,838 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock) or 23,339 shares of Preferred Stock (representing approximately 4.5 percent of all issued and outstanding shares of Preferred Stock); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1—9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

debtor in possession in Case No. 19-32112 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on              , 2019, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of           shares of Common Stock, and           shares of Preferred Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of           shares of Common Stock or an Option with respect to           shares of Common Stock; and          shares of Preferred Stock or an Option with respect to           shares of Preferred Stock.  If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of          shares of Common Stock, and          shares of Preferred Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are          .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and Preferred Stock and (II) Granting Related Relief [Docket No.    ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have thirty calendar days after receipt of this Declaration to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court.  If the Debtors do not object within such thirty-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock or Preferred Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

3

Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:
Dated: , 20
,
(City) (State)

4

Exhibit 1D

Declaration of Status as a 50-Percent Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
JONES ENERGY, INC., et al.,(1))		Case No. 19-32112 (DRJ)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF STATUS AS A 50-PERCENT SHAREHOLDER(2)

PLEASE TAKE NOTICE that the undersigned party is/has become a 50-Percent Shareholder with respect to the common stock or preferred stock of Jones Energy, Inc. or of any Beneficial Ownership therein (respectively, the “Common Stock” or the “Preferred Stock”).  Jones Energy, Inc. is a debtor and debtor in possession in Case No. 19-32112 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Jones Energy, Inc. (7968); Jones Energy, LLC (8861); CCPR Sub LLC (0942); Jones Energy Finance Corp. (6247); Jones Energy Holdings, LLC (5091); Jones Energy Intermediate, LLC (3552); JRJ Opco, LLC (1488); Nosley Acquisition, LLC (1548); Nosley Assets, LLC (6460); Nosley Midstream, LLC (8315); and Nosley SCOOP, LLC (1108).  The location of Jones Energy, LLC’s principal place of business and the Debtors’ service address in these chapter 11 cases is: 807 Las Cimas Parkway, Suite 350, Austin, TX 78746.

(2)         For purposes of this Declaration:  (i) a “50-Percent Shareholder” is any person or entity that at any time since December 31, 2015, has owned Beneficial Ownership of 50 percent or more of the Common Stock or the Preferred Stock (determined in accordance with IRC § 382(g)(4)(D) and the applicable Treasury Regulations); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, as of             , 2019, the undersigned party currently has Beneficial Ownership of           shares of Common Stock, and           shares of Preferred Stock.  The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock and/or Preferred Stock:

Number of Shares	Type of Stock (Common/ Preferred)	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are          .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock or Preferred Stock and (II) Granting Related Relief [Docket No.    ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of 50-Percent Shareholder)

By:

Name:
Address:

Telephone:
Facsimile:
Dated: , 20
,
(City) (State)

Exhibit 1E

Declaration of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
JONES ENERGY, INC., et al.,(1))		Case No. 19-32112 (DRJ)
)
Debtors.	)	(Joint Administration Requested)
)

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION(2)

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction (the “Proposed Worthlessness Claim”) with respect to one or more shares of common stock or preferred stock of Jones Energy, Inc. or of any Beneficial Ownership therein (respectively, the “Common Stock” or the “Preferred Stock”).  Jones Energy, Inc. is a debtor and debtor in possession in Case No. 19-32112 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas (the “Court”).

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Jones Energy, Inc. (7968); Jones Energy, LLC (8861); CCPR Sub LLC (0942); Jones Energy Finance Corp. (6247); Jones Energy Holdings, LLC (5091); Jones Energy Intermediate, LLC (3552); JRJ Opco, LLC (1488); Nosley Acquisition, LLC (1548); Nosley Assets, LLC (6460); Nosley Midstream, LLC (8315); and Nosley SCOOP, LLC (1108).  The location of Jones Energy, LLC’s principal place of business and the Debtors’ service address in these chapter 11 cases is:  807 Las Cimas Parkway, Suite 350, Austin, TX 78746.

(2)         For purposes of this Declaration:  (i) a “50-Percent Shareholder” is any person or entity that at any time since December 31, 2015, has owned Beneficial Ownership of 50 percent or more of the Common Stock or the Preferred Stock (determined in accordance with IRC § 382(g)(4)(D) and the applicable Treasury Regulations); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, if applicable, on             , 2019, the undersigned party filed a Declaration of Status as a 50-Percent Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of           shares of Common Stock, and           shares of Preferred Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Worthlessness Claim, the undersigned party proposes to declare that           shares of Common Stock, and           shares of Preferred Stock became worthless during the tax year ending           .

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are          .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock or Preferred Stock and Granting Related Relief [Docket No.    ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors have thirty calendar days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein.  If the Debtors file an objection, such Proposed Worthlessness Claim will not be effective unless such objection is withdrawn by the Debtors or such action is approved by a final and non-appealable order of the Court.  If the Debtors do not object within such thirty-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further claims of worthlessness contemplated by the undersigned party will each require an additional notice filed with the Court to be served in the same manner as this Declaration and are subject to an additional thirty-day waiting period.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:
Dated: , 20
,
(City) (State)

Exhibit 1F

INTENTIONALLY OMITTED